SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: June 13, 1997

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-21873                36-3924586
(State or other                    (Reporting File          (I.R.S. Employer
jurisdiction of organization)          Number)             Identification No.)

150 N. Wacker Drive, Suite 150
Chicago, Illinois                                                 60606
(Address of principal executive offices)                       (Zip Code)

                                 (312) 704-9000

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

         Exhibit
         Number   Exhibit

             4 Fourth Amended and Restated Limited Partnership Agreement of First Industrial, L.P.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL, L.P.

                                    By:  First Industrial Realty Trust, Inc.


                                    By:   /s/ Michael J. Havala
                                          -----------------------------------
                                           Name:   Michael J. Havala
                                           Title:  Chief Financial Officer,
                                                   Treasurer and Secretary


Date:    June 13, 1997



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                                  Exhibit Index



Exhibit
Number            Exhibit

     4            Fourth Amended and Restated Limited Partnership Agreement